Exhibit 1.1

3,500,000 Shares

STERLING BANCORP

Common Shares

UNDERWRITING AGREEMENT

March 3, 2011

STIFEL, NICOLAUS & COMPANY, INCORPORATED

     as representative of the several Underwriters

          named in Schedule I hereto

237 Park Avenue, 8th Floor

New York, New York 10017

Ladies and Gentlemen:

Sterling Bancorp, a New York corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representative (the “Representative”) an aggregate of 3,500,000 shares (the “Firm Shares”) of the Common Shares, par value $1.00 per share, of the Company (“Common Shares”). The Company also proposes to sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 525,000 Common Shares (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares”.

The Company confirms as follows its agreements with the Representative and the several Underwriters in connection with the purchase of the Shares from the Company.

1.         The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any:

(i)             The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-171844) (the “Initial Registration Statement”) in respect of the Shares; the Initial Registration Statement and any post effective amendment thereto, each in the form heretofore delivered to the Representative for each of the other Underwriters and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document amending or supplementing the Initial Registration Statement has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”), each in the form heretofore delivered to the Representative) (the base prospectus filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Shares, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B of the Securities Act Regulations to be part of the Initial Registration Statement, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(iv) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with Commission pursuant to Rule 424(b) of the Securities Act Regulations in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements (including pro forma financial information) and schedules and other information which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be;

(ii)            Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto and any part thereof has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto and any part thereof has been issued under the Securities Act and no proceedings for that purpose are pending, have been instituted or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information with respect to the Registration Statement has been complied with;

(iii)           (1) (A) at the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) at the time the Prospectus or any amendments or supplements thereto were filed with the Commission and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (iii)(1)(A) and (B) above shall not apply to statements in or omissions from any such document made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter up to the date hereof is that described as such in Section 10(b) hereof; and no order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus (as defined below) has been issued by the Commission. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Shares that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form required to be retained in the Company’s records pursuant to Rule 433(g);

(2) (A) each Preliminary Prospectus, the Pricing Prospectus, each Issuer Free Writing Prospectus, the Basic Prospectus and the Prospectus complied in all material respects when filed with the Commission with the requirements of the Securities Act and the Securities Act Regulations; and did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in this clause (iii)(2)(A) shall not apply to statements in or omissions from any such document made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter up to the date hereof is that described as such in Section 10(b) hereof; (B) each Preliminary Prospectus, Issuer Free Writing Prospectus and the Basic Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, (C) to the extent applicable, all disclosures contained in each Preliminary Prospectus, Pricing Prospectus, and the Basic Prospectus and Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable, (D) there are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required, and (E) no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(3)       the Company meets the requirements for the use of Form S-3 under the Securities Act and the use of such form for the offering of the Shares is appropriate under the Securities Act Regulations, and the Company is eligible under the Securities Act to furnish information under Form S-3 by incorporating such information by reference to Company filings made pursuant the Exchange Act, and the Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Common Shares an “ineligible issuer” (as defined in Rule 405);

(4)       the documents incorporated or deemed incorporated by reference in the Registration Statement, Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act and the rules and regulations of the Commission under the Exchange Act, including, to the extent applicable, Commission Industry Guide 3, (the “Exchange Act Regulations”) and, when read together with the other information in the Preliminary Prospectus and the Pricing Prospectus at the time issued and at the time it became effective (and, if any Option Shares are purchased, at the Option Closing Date), did not and will not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in this clause (iii)(4) shall not apply to statements in or omissions from any such document made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter up to the date hereof is that described as such in Section 10(b) hereof;

(iv)           for the purposes of this Agreement, the “Applicable Time” is 5:00 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the documents listed in Schedule II(a) hereto, if any, considered together with the number of the Shares and the price to the public and underwriting discount for the Shares set forth on the cover of the Prospectus (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II hereto does not conflict with the information contained in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this clause (iv) shall not apply to statements in or omissions from the Pricing Disclosure Package or an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by an Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter up to the date hereof is that described as such in Section 10(b) hereof;

(v)            (1) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company and each of its direct and indirect subsidiaries (the “Subsidiaries”), considered as one enterprise (a “Material Adverse Effect”) and (2) the Bank and Sterling Real Estate Holding Company, Inc., Sterling Factors Corporation and Sterling Resource Funding Corp. (together with the Bank, the “Material Subsidiaries”) are the only “significant subsidiaries” (as that term is defined under Rule 1-02(w) of the Regulation S-X under the Securities Act) of the Company.

(vi)           (1)     the Company is duly registered and qualified as a bank holding company under the applicable provisions of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), and each of the Company and Sterling National Bank, a national banking association (the “Bank”) is in compliance in all material respects with all applicable laws administered by and regulations of the Board of Governors of the Federal Reserve (the “FRB”), the Federal Deposit Insurance Corporation (the “FDIC”), the Office of the Comptroller of the Currency (the “OCC”) and any other federal or state bank regulatory authority (collectively, the “Bank Regulatory Authorities”) with jurisdiction over the Company or the Bank, as applicable;

(2)       the activities of the Company and each of its Subsidiaries are permitted under applicable federal and state banking laws and regulations, except where the failure to be permitted would not have a Material Adverse Effect and the Company has all necessary approvals, including the approval of the Bank Regulatory Authorities to own, directly or indirectly, the capital stock of the Subsidiaries;

(3)       the deposit accounts of the Bank are insured by the FDIC up to the maximum amount provided by law, and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Company, threatened;

(4)       the operations of the Company and the Material Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act, the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except where the failure to comply with any such laws would not, individually or in the aggregate, have a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Material Subsidiary with respect to any Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(vii)          None of the Company, any of its Material Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Material Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Material Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(viii)         each Material Subsidiary has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of the jurisdiction of its incorporation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation (or other organization) for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure to qualify or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; and all of the issued and outstanding capital stock (or other ownership interests) of each Material Subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and all of such capital stock (or other ownership interest) is valued on the books of the Company and its Subsidiaries in accordance with generally accepted accounting principles in the United States of America (“GAAP”);

(ix)           (1)      the Company has an authorized capitalization as set forth in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Registration Statement, the Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus in all material respects, and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights;

(2)       since the date of the filing of the Initial Registration Statement, all offers and sales of the Company’s capital stock and other debt or securities prior to the date hereof were made in compliance in all material respects with, or were the subject of an available exemption from, the Securities Act and all other applicable state and federal laws or regulations;

(3)       the Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to terminate the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing, and the Company has applied to list the Shares on the NYSE, subject to notice of issuance, on or before the Closing Date (or the Option Closing Date, if applicable);

(x)            the Shares have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable, free and clear of any lien, claim or encumbrance, and without notice of any lien, claim or encumbrance, and the Shares will conform in all material respects to the descriptions thereof contained in the Registration Statement, the Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and the issuance of such Shares is not subject to any preemptive or similar rights;

(xi)           this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company;

(xii)          the issue and sale of the Shares, the execution of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries is bound or to which any of the property or assets of the Company or any of the Material Subsidiaries is subject, except where the violation or default would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the certificate or articles of incorporation or by-laws (or other organization documents) of the Company or any of the Material Subsidiaries; nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Material Subsidiaries or any of their properties, except where the violation would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, or except where the failure to obtain any such consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, have a Material Adverse Effect;

(xiii)         (1) Crowe Horwath LLP, who have certified certain financial statements of the Company and the Subsidiaries are independent public accountants as required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations, (2) KPMG LLP, who have certified certain financial statements of the Company and the Subsidiaries were independent public accountants at such time as required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations, (3) the financial statements, together with related schedules and notes, included in the Registration Statement, the Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply, (4) such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein, and (5) the selected financial data and the summary financial data included in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement, except as may be disclosed therein;

(xiv)         The Company (on a consolidated basis) has not sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus; since the respective dates as of which information is given in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, (1) there has not been any change in the capital stock (except any change from (A) the exercise of options to acquire Common Shares granted pursuant to the Company’s benefit plans or (B) the issuance of Common Shares pursuant to the Company’s stock incentive plans, dividend reinvestment plans, retirement plans, senior officer retirement plans or 401(k) plans) or long-term debt (except any change from the repayment of any Federal Home Loan Bank advance or borrowing upon its maturity) of the Company on a consolidated basis, (2) there has not been any event that would constitute a Material Adverse Effect, or any development involving a prospective event that may reasonably be expected to have a Material Adverse Effect, (3) except as set forth in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Material Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise, and (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus;

(xv)          neither the Company nor any of the Material Subsidiaries is (1) in violation of its certificate or articles of incorporation or bylaws (or other organization documents), (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Material Subsidiaries, (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Material Subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Material Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except in the case of clauses (2), (3) and (4) where the violation or default would not, individually or in the aggregate, have a Material Adverse Effect;

(xvi)         the Company and each Material Subsidiary has good and marketable title to all real property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus or except where the lien, encumbrance or defect would not, individually or in the aggregate, have a Material Adverse Effect, and any real property and buildings held under lease by the Company or any Material Subsidiary are held under valid, subsisting and enforceable leases except such as are described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus or except where the defect in interest would not, individually or in the aggregate, have a Material Adverse Effect;

(xvii)        other than as set forth in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Material Subsidiaries is a party or of which any property of the Company or any of the Material Subsidiaries is the subject which, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(xviii)       (1) the Company and the Material Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them, and are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, and (2) neither the Company nor any Material Subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits; except in the case of clauses (1) and (2) where the failure to possess or comply with such Permit would not, individually or in the aggregate, have a Material Adverse Effect;

(xix)         to the Company’s knowledge, the Company and the Material Subsidiaries own or possess, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) used in carrying on their businesses as described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, except where the defect in ownership would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any Material Subsidiary has received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Company and the Material Subsidiaries, except where such claims if determined adversely, would not, individually or in the aggregate, have a Material Adverse Effect;

(xx)          no labor dispute with the employees of the Company or the Material Subsidiaries which, individually or in the aggregate, have a Material Adverse Effect exists, or, to the knowledge of the Company, is imminent;

(xxi)         the Company and the Material Subsidiaries are insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged;

(xxii)        the allowance for loan and lease losses included in the most recent financial statements of the Company are at an appropriate level in light of estimated credit losses within the Company’s and its Subsidiaries’ portfolio of loans and leases as of the date of those financial statements and was prepared in accordance with GAAP and the regulations and policies of the Bank Regulatory Authorities having jurisdiction over the Company and its Subsidiaries;

(xxiii)       the Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Basic Prospectus, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, (1) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its Subsidiaries, to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries, and (2) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxiv)       the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act, and such disclosure controls and procedures are effective, and the Company has complied and continues to comply in all material respects with the corporate governance compliance guidelines set forth in the NYSE Listing Standards;

(xxv)        all United States federal income tax returns of the Company and the Material Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken or except as would not have a Material Adverse Effect, and the Company and the Material Subsidiaries have (1) filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, and (2) paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Material Subsidiary except for such taxes, if any, as are being contested in good faith or where failure to file such returns or pay such taxes would not have a Material Adverse Effect;

(xxvi)       neither the Company nor any of the Material Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect, and the Company is not aware of any pending investigation which alleged such a claim;

(xxvii)      each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) for employees or former employees of the Company and its affiliates has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code ; no material prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no material “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); no material “reportable event” (within the meaning of Section 4043I of ERISA) has occurred or is reasonably expected to occur; and neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA);

(xxviii)     neither the Company nor any of its Material Subsidiaries, or to the Company’s knowledge any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Material Subsidiaries, has (1) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (2) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (3) made any unlawful bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment, except in the case of clauses (1), (2) and (3) where such unlawful activity or violation would not, individually or in the aggregate, have a Material Adverse Effect;

(xxix)       except as described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, neither the Company nor any Subsidiary has outstanding, and at the Closing Date and the Option Closing Date, if any, will have outstanding any options to purchase or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Shares or any such warrants, convertible securities or obligations, and except for the right of the United States Department of the Treasury to register Common Shares as described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, there are no persons with registration rights or other similar rights to have securities registered in connection with the filing of the Registration Statement or otherwise registered by the Company under the Securities Act;

(xxx)        the Company is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”);

(xxxi)       the Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any communication that is not deemed to be a prospectus or an offer of securities under the Securities Act or the Securities Act Regulations and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or for any other purpose;

(xxxii)      other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee as a result of the transactions contemplated by this Agreement; and

(xxxiii)     any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters in connection with the sale and delivery of the Shares to the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.         Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $9.144 (the “Purchase Price”), the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the Purchase Price, the number of Option Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the number of Option Shares as to which such election shall have been exercised by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to 525,000 Option Shares, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares. The Underwriters may exercise on one occasion their option to acquire Option Shares in whole or in part only by written notice from the Representative to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representative but in no event earlier than the Closing Date or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.         It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4.         The Company will deliver the Firm Shares to the Representative through the facilities of the Depository Trust Company (“DTC”) for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company at the office of Day Pitney LLP (“Day Pitney”), 7 Times Square, New York NY at 10:00 A.M., New York time , on March 9, 2011, or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the “Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares.

Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representative as provided above. The Company will deliver the Option Shares being purchased on each Option Closing Date to the Representative through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company at the office of Day Pitney, 7 Times Square, New York NY at 10:00 A.M., New York time on the applicable Option Closing Date.

5.       The Company covenants and agrees with each of the Underwriters as follows:

(a)       For so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares, the Company, subject to Section 5(b), will comply with the requirements of Rule 430B under the Securities Act, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, to furnish the Representative with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments on the Registration Statement from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. For so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares, the Company will effect the filings necessary pursuant to Rule 424(b) under the Securities Act within the time period required thereby, and will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)       For so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares, the Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object. The Company has given the Representative notice of any filings made pursuant to the Exchange Act or Exchange Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object. For the purposes of clarity, nothing in this Section 5(b) shall restrict the Company from making any filings required under the Exchange Act or the Exchange Act Regulations.

(c)       If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, at the request of the Representative, the Company will file, if it has not already done so and is eligible to do so, a new shelf registration statement relating to the Shares, in a form satisfactory to the Representative, and will use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(d)       The Company will, upon your request, deliver to the Representative, without charge, (i) a signed copy of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts and (ii) a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)       The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, prior to 5:30 P.M. on the second business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f)        The Company will comply in all material respects with the Securities Act and the Securities Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time on or prior to the date that is nine months after the time of issue of the Prospectus when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request, (i) if such untrue statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representative, at the expense of such Underwriter, and (ii) in other cases, without charge to any Underwriter; and in any case if a prospectus is required to be delivered by an Underwriter in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) at any time after the date that is nine months after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request. The Company will provide the Representative with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.

(g)       The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement, which need not be audited (in form complying with the provisions of Rule 158 under the Securities Act), covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h)       The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds”.

(i)        The Company will use its best efforts to effect and maintain the listing for quotation of the Common Shares (including the Shares) on the NYSE.

(j)        During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representative, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, other than (1) the Shares to be sold hereunder, (2) the issuance of options to acquire Common Shares granted pursuant to the Company’s benefit plans existing on the date hereof that are described in the Prospectus (or any documents incorporated by reference therein) or any of the Company’s benefit plans approved by the Company’s shareholders at the 2011 annual meeting, in each case, as such plans may be amended, (3) the issuance of Common Shares granted pursuant to the Company’s stock incentive plans, dividend reinvestment plans, retirement plans, senior officer retirement plans or 401(k) plans existing on the date hereof that are described in the Prospectus (or any documents incorporated by reference therein), or any future 401(k) plans adopted by the Company, in each case, as such plans may be amended or (4) the issuance of Common Shares upon the exercise of any such options or the warrant to purchase the Common Shares issued to the U.S. Department of Treasury. Notwithstanding the foregoing, if (A) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall notify the Representative of any earnings release, news or event that gives rise to an extension of the initial 90-day restricted period.

(k)       The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will (i) file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations and (ii) file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 under the Securities Act.

(l)        During a period of five years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional public information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided that, in the case of clauses (i) and (ii), the Company shall be deemed to have furnished and delivered any such report, communication, financial statement, document, information or other document if and when such report, communication, financial statement, document, information or other document is available through EDGAR on the Commission’s website.

(m)      If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(n)       If so requested by the Representative, the Company shall cause to be prepared and delivered, at its expense, within two business days from the effective date of this Agreement, to the Representative an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representative, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

(o)       The Company represents and agrees that, unless it obtains the prior consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Representative or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus” and is listed on Schedule II(b). The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

6.

(a)       Each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule II(b) hereto;

(b)       The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show;

(c)       The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

(d)       The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Shares contemplated hereby.

7.         The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and to maintain such qualifications in effect for a period as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will also supply the Representative with such information as is necessary for the determination of the legality of the Shares for investment under the laws of such jurisdictions as the Representative may request.

8.         The Company covenants and agrees with each of the Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 7, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey up to $10,000; (v) all fees and expenses in connection with listing the Common Shares (including the Shares) on the NYSE; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the Financial Industry Regulatory Authority (“FINRA”) of the terms of the sale of the Shares; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares; and (x) all other costs and expenses incurred by the Company incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel (other than as described in clause (iv) and (vi) of this Section), transfer taxes on the resale of any Shares by them and any advertising expenses in connection with offers of Shares.

9.         The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)       The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Securities Act Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters’ reasonable satisfaction.

(b)       The representations and warranties of the Company contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c)       (i)     The Company (on a consolidated basis) shall not have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there shall not have been any change in the capital stock (except any change from (A) the exercise of options to acquire Common Shares granted pursuant to the Company’s benefit plans or (B) the issuance of Common Shares pursuant to the Company’s stock incentive plans, dividend reinvestment plans, retirement plans, senior officer retirement plans or 401(k) plans) or long-term debt (except any change from the repayment of any Federal Home Loan Bank advance or borrowing upon its maturity) of the Company on a consolidated basis or (2) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(d)       the Representative shall have received on and as of the Closing Date and the Option Closing Date, as the case may be, a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Representative, to the effect (i) that the matters set forth in Section 9(b) are true and correct (with respect to the respective representations, warranties, agreements and conditions of the Company), (ii) that none of the situations set forth in clause (i) or (ii) of Section 9 (c) shall have occurred, and (iii) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, contemplated by the Commission;

(e)       On the Closing Date and the Option Closing Date, as the case may be, Sullivan & Cromwell LLP (“Sullivan & Cromwell”) shall have furnished to the Representative their favorable written opinion and letter, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A hereto.

(f)        On the Closing Date and the Option Closing Date, as the case may be, Dale C. Fredston, counsel for the Company, shall have furnished to the Representative their favorable written opinions, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit B hereto.

(g)       At the time of execution of this Agreement, Crowe Horwath LLP shall have furnished to the Representative a letter, dated the date of delivery thereof, in form and substance satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(h)       On the Closing Date or Option Closing Date, as the case may be, the Representative shall have received from Crowe Horwath LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9 (g) except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(i)        On the Closing Date or Option Closing Date, as the case may be, Day Pitney LLP, counsel for the Underwriters, shall have furnished to the Representative their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

(j)        The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the NYSE, subject to official notice of issuance.

(k)       FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(l)        The Representative shall have received “lock-up” agreements, each substantially in the form of Exhibit C hereto, from all the executive officers and directors of the Company and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(m)      On or prior to the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative shall reasonably request.

(n)       On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by any of Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus;

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 13, by the Representative by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 13.

10.

(a)       The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter up to the date hereof is the information described as such in Section 10(a) below.

(b)       Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, the Basic Prospectus, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representative to the Company up to the date hereof consists of the following information in the Prospectus furnished on behalf of each Underwriter:

The statements with respect to the offering of the Shares by the Underwriters set forth in the fourth paragraph, the fifth paragraph, the first four sentences of the sixth paragraph, the twelfth paragraph, the thirteenth paragraph and the fifteenth paragraph, in each case, under the “Underwriting” section of the Pricing Prospectus and the Prospectus.

(c)       Promptly after receipt by an indemnified party under Section 10(a) or 10(a) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent that it has been materially prejudiced by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party). Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 10(a) shall be selected by the Representative. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)       If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(a) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 10(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 10(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)       The obligations of the parties to this Agreements contained in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

11.       If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representative may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representative and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 13, without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 13. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

12.       Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 13, in the absolute discretion of the Representative, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, any of the following shall have occurred: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by any of Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner set forth in the Prospectus.

If this Agreement is terminated pursuant to this Section, such termination will be without liability of any party to any other party except as provided in Section 13 hereof.

13.       The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Section 11 or 12 or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 8 (provided, however, that in no event shall the amount of such reimbursement exceed $125,000), the respective obligations of the Company and the Underwriters pursuant to Section 10 and the provisions of Sections 13, 14 and 17 shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5 and Section 6 shall also remain in effect. Subject to the immediately preceding sentence, if this Agreement shall be terminated by the Underwriters, or any of them, under Section 9 (other than Section 9(n)) or otherwise because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder, but the Company shall then be under no further liability to such Underwriter except as provided in Section 10.

14.       This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters, the officers and directors of the Company referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15.       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to Stifel, Nicolaus & Company, Incorporated, 237 Park Avenue, 8th Floor, New York NY (fax no.: 212-682-3778), Attention: Ben Plotkin with a copy to Stifel, Nicolaus & Company, Incorporated, One South Street, 15th Floor, Baltimore MD 21202 (fax no.: 443-224-1253), Attention: Michael A. Gilbert, Esq. Notices to the Company shall be given to it at Sterling Bancorp, 650 5th Avenue, New York NY 10019 (fax no.: 212-757-8285); Attention: Mr. John W. Tietjen, Executive Vice President and Chief Financial Officer.

16.       This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

17.       THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18.       The parties hereby submit to the jurisdiction of and venue in the state or federal courts located in New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter provided herein.

19.       The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or its respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

20.       Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

21.       This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

22.       The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

23.       The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

24.       Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine and feminine forms. The term “including,” whenever used in any provision of this Agreement, means including but without limiting the generality of any description preceding or succeeding such term. Each reference to a person or entity shall include a reference to the successors and assigns of such person or entity.

[Signatures appear on the following pages]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the Underwriters.

Very truly yours,

STERLING BANCORP

By: /s/ John C. Millman
Name: John C. Millman
Title: President

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:      /s/ Ben A. Plotkin

       Name: Ben A. Plotkin

       Title: EVP

For itself and as Representative of the

other Underwriters named in Schedule I hereto

SCHEDULE I

Underwriter	Number of Firm Shares to be Purchased
Stifel, Nicolaus & Company, Incorporated	2,625,000
Keefe, Bruyette & Woods, Inc.	875,000

Total:	3,500,000

SCHEDULE II

(a) Additional documents incorporated by reference: None

(b) Permitted Free Writing Prospectus: Electronic Investor Presentation of Sterling Bancorp dated March 1, 2011